Exhibit 99.1

 Corporate Presentation   April 2026

 Summary  2  Forward Looking Statements  Statements in this presentation that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of Grace Therapeutics, Inc. (the “Company”) to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements containing the terms "believes," "belief," "expects," "intends," "anticipates," "estimates," "potential," "should," "may," "will," "plans," "continue," "targeted" or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The forward-looking statements in this presentation, including, but not limited to, statements regarding the Company’s belief that it can address the items related to chemistry, manufacturing, and controls (“CMC”) and non-clinical information cited in the U.S. Food and Drug Administration’s (“FDA”) Complete Response Letter in a resubmission of its New Drug Application (“NDA”) for GTx-104; the Company’s intentions to request a Type A meeting with the FDA to clarify the path forward and determine the appropriate next steps for GTx-104 and the expected outcome of such Type A meeting; expected cash runway; the potential exercise of outstanding warrants; the future prospects of the Company’s GTx-104 drug candidate; GTx-104's potential to bring enhanced treatment options to patients suffering from aneurysmal subarachnoid hemorrhage (“aSAH”); GTx-104’s potential to be administered to improve the management of hypotension in patients with aSAH; gastrointestinal intolerance and dosing consistency compared with oral administration; the ability of GTx-104 to achieve a pharmacokinetic and safety profile similar to the oral form of nimodipine; GTx-104’s potential to provide improved bioavailability and the potential for reduced use of rescue therapies; GTx-104’s potential to achieve medical and pharmacoeconomic benefit over the oral form of nimodipine; GTx-104’s commercial prospects; the Company’s pre-commercial launch strategy for GTx104; the future prospects of the Company’s GTx-102 drug candidate; GTx-102’s potential to provide clinical benefits to decrease symptoms associated with Ataxia Telangiectasia; the timing and outcomes of a Phase 3 efficacy and safety trial for GTx-102; the timing of an NDA filing for GTx-102; the future prospects of the Company’s GTx-101 drug candidate; GTx-101’s potential to be administered to Postherpetic Neuralgia (“PHN”) patients to treat severe nerve pain associated with the disease; the timing and outcomes of a Phase 3 efficacy and safety trial for GTx-101; the size of the addressable market for GTx-104 and GTx 102, and any future patent and other intellectual property filings made by the Company for new developments, are based upon Grace Therapeutics, Inc.’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success and timing of any regulatory resubmission related to the STRIVE-ON Phase 3 safety trial for GTx-104; (ii) changes to regulatory requirements or regulatory pathways; (iii) the Company’s ability to protect its intellectual property rights for its product candidates; and (iv) legislative, regulatory, political and economic developments. The foregoing list of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2025, Quarterly Reports on Forms 10-Q for the quarterly periods ended June 30, 2025, September 30, 2025 and December 31, 2025 and other documents that have been and will be filed by Grace Therapeutics, Inc. from time to time with the Securities and Exchange Commission and Canadian securities regulators. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Grace Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable securities laws.

 Summary  GTx-104 – novel intravenous nimodipine – well positioned to solve oral challenges and potentially displace oral as SoC   Nimodipine is the SoC and clinically de-risked; however, significant unmet needs remain with its only available oral form  Pivotal Phase 3 STRIVE-ON safety trial met primary endpoint; clinical evidence of GTx-104 benefit vs oral  3  Executive Summary  aSAH: aneurysmal Subarachnoid Hemorrhage.   All dates based on calendar year in the presentation.  GTx-104 | aSAH  Potential to address a severe rare disease with efficient commercial organization; concentrated patient care  Orphan Drug Status with seven-year market exclusivity and additional multi-layered IP protection  Regulatory Update April 2026 FDA Complete Response Letter received;  Company intends to resubmit NDA following resolution of cited items

FDA Complete Response Letter (CRL) – Key Findings & Path Forward

- CRL driven by CMC data package completeness and manufacturing readiness
- **No clinical deficiencies identified**
- Clear path to resolution expected following FDA alignment at Type A meeting

FDA Feedback	Company Assessment	Path Forward
Leachable data • Insufficient baseline and longitudinal data from intended commercial CDMO	• Dataset completeness related to commercial CDMO • Existing intermediate and long-term data generation already in place • **No indication of new safety signal**	• Generate baseline data from commercial site • Complete ongoing longitudinal dataset to support full shelf-life characterization • Align dataset and analytical approach with FDA expectations
Nonclinical • Unable to complete tox risk assessment without leachable dataset from CDMO • Additional assessment of excipient (Alcohol, USP) exposure requested. Maximum daily exposure of alcohol in drug product is within FDA inactive ingredient database	• Dependent on completion of leachable dataset • Alcohol concentration is less than 2% in infusion solution • No novel excipient used in drug product • **No standalone tox signal identified**	• Complete tox assessment based on updated leachable dataset from CDMO • Conduct targeted preclinical study for excipient duration of exposure as required
Manufacturing Facility • Deficiencies identified during cGMP inspection of CDMO	• Manufacturing compliance observations requiring remediation • **No product-specific quality issues identified**	• Ongoing remediation activities at CDMO • Potential reinspection prior to approval • Evaluating manufacturing alternatives to support supply and regulatory readiness

4

grace THERAPEUTICS

aSAH is a Rare and Severe Acute Brain Injury

- aSAH results in bleeding over the surface of the brain in the space between the brain and skull
- Primary cause is rupture of an aneurysm
- Condition can occur quickly, immediate intervention is key to survival
- Patients require surgical intervention and oral nimodipine therapy

Occurs in Relatively Young Patients (~50% <60 yrs)



Significant Mortality (~10-15% before reaching hospital)

Subarachnoid Hemorrhage


Middle cerebral artery
Ruptured aneurysm

Est. Annual U.S. Hospital-Treated Patients (2023)
Hospital-treated aSAH may be as high as ~70k


Literature Estimate
42.5
Claims Analysis
68
0K
25K
50K
75K

Sources: ClearView Analysis (2025). Forian Claims Data. Fletcher Spaght market research; Becske T. (2018). Steven (2020).

5

 Oral Nimodipine – The aSAH Standard of Care for >3 Decades  6  Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).  DCI: Delayed Cerebral Infarction  The Joint Commision is a hospital accredation agency  2023 AHA/ASA GuidelinesFor the management of patients with aSAH  Nimodipine is the only approved therapy to improve neurological outcomes  Limited use of off-label therapies due to The Joint Commission monitoring adherence to care guidelines

Nimodipine – Consistent Drug Administration Drives Positive Patient Outcomes



Infarction Rates by Nimodipine Dose Reduction Status
Hunt Hess 1-3
Received Reduced Nimodipine Course
Received Full Nimodipine Course
P = 0.037
Hunt Hess 4-5
Received Reduced Nimodipine Course
Received Full Nimodipine Course
P = 0.061
0%
25%
50%
75%
100%
Infarction
No Infarction

Nimodipine cessation or dose reduction independently associated with poor functional outcomes (aOR 0.89, 95% CI 0.80-0.99)

Nimodipine is administered six times per day for up to 21 days

Limited use of off-label therapies due to Joint Commission monitoring adherence to care guidelines

Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).

aOR: adjusted odds ratio; CI: Confidence Interval

7

Substantial Shortcomings of Oral Nimodipine

Administration Challenges

- High dosing burden of 60mg (2 x 30mg capsules), 6 times per day
- 45% of patients receive nimodipine through nasogastric tube (NGT) – often via capsule extraction
- Capsule extraction and administration is labor intensive

Fatal Medication Errors

- Inadvertent parenteral injection can result in death or serious life-threatening AEs
- Highest risk with capsule extraction
- NYMALIZE (oral liquid) tempers the risk of error, but has tolerability challenges (e.g., severe diarrhea) due to solubility limitations of nimodipine

Sub-optimal Therapeutic Benefit with Oral Administration

High Pharmacokinetic Variability

- Inconsistent plasma concentration in both inter and intra subject
- High first-pass metabolism, leads to low bioavailability and frequent dosing
- Gastric motility issues and presence of food delay rate of absorption
- Potentially negligible concentration with NGT administration

Hypotension drives missed doses and diminished efficacy


Blood Concentration
Too High
Too Low
55% of patients do not receive the full daily dose due to hypotension
Increased Hypotension
Dosing Interruption
Sub-optimal Outcomes

Sources: Nimodipine Prescribing Label, Sandow et al., Mahmoud et al., Abboud et al., Soppi et al., Rabaut et al., Ho et al., Fletcher Spaght market research.

8

grace THERAPEUTICS

GTx-104 is a Novel IV Nimodipine Designed to Overcome Oral Delivery Challenges Supported by Strong IP, Ph. III Trial Success

GTx-104

A novel intravenous nimodipine that is well positioned to ***solve oral challenges*** and potentially displace oral as SoC

Orphan Drug Status with seven-year market exclusivity and ***additional multi-layered IP protection***

Pivotal ***Phase 3 STRIVE-ON*** safety trial ***met primary*** endpoint; clinical ***evidence of GTx-104 benefit vs. oral***

GTx-104 drug delivery technology


10– 15 nm
Surfactant Monomers
> CMC
< CMC
Hydrophilic Part
Hydrophobic Part
Blank micelles
Nimodipine
Drug loaded micelles

- Overcomes **solubility limitations** of nimodipine in current formulations
- Patented formulation uses non-ionic surfactant **micelles** as the drug carrier to **solubilize nimodipine**
- **Simple to prepare** in pharmacy, stable at room temperature

CMC: Critical micelle concentration.

9

grace THERAPEUTICS

GTx-104 Value Proposition

Clinical Value

- ✓ Predictable drug concentration & dose compliance
- ✓ Reduced drug intake, reduced DDIs & no food effects
- ✓ More effective hypotension management

Hospital Value

- ✓ Reduced hospital resources
- ✓ The Joint Commission compliance to aSAH care guidelines
- ✓ Reduced medication errors & nursing burden

Patient Value

- ✓ Lower disease burden & faster recovery
- ✓ Safer & more convenient treatment
- ✓ Improved functional outcomes

	Risk of Fatal Parenteral Use	Requires Feeding Tube	Excipient Intolerance	Hemodynamic Control	Dose Compliance	Markets
Nimodipine Capsules	Yes	Yes	No	Poor	Poor	U.S. / WW
NYMALIZE (Oral Liquid)	Yes (Reduced)	Yes	Yes	Poor	Poor	U.S. / Select WW
NIMOTOP (Injectable)	No	No	Yes *	Unknown	Rescue Only	EU / China
GTx-104	No	No	No	Optimal	Optimal	Global Rights

Sources: Nimodipine capsule packaging insert. Fletcher Spaght market research. Soppi V. (2007).

* High alcohol content (~24% volume/volume) also requires central catheter for administration

WW: Worldwide

DDI: drug-drug internation

10

grace THERAPEUTICS

 Phase 1 Trial Established Scientific Bridge between GTx-104 and Oral Nimodipine  11  Source: GTx-104-002 CSR; results announced May 2022  Significantly lower dose variability relative to oral capsule  Consistent and predictable plasma concentrations  GTx-104 IV infusion vs Oral capsule: AUC Day_3 0-24hr  GTx-104  Oral Capsule  0  100  200  300  400  500  600  700  800  900  1000  AUC dav-3 0-24hour  GTx-104  Trial met all primary and secondary endpoints; enabling the 505(b)2 regulatory pathway

 STRIVE-ON Phase 3 Trial

GTx-104 STRIVE-ON Phase 3 Pivotal Safety Trial Design

STRIVE-ON

Trial complete and reported topline data in January 2025

STRIVE-ON (NCT05995405) is a ~*100-patient prospective*, open-label, randomized (1:1 ratio), parallel group trial of GTx-104 compared with oral nimodipine in patients hospitalized for aSAH

Onset of aSAH →

Screening Period (within 96 hours of aSAH onset) →
- Informed Consent
- Inclusion/exclusion

Treatment Period →

Day 1
- Randomize
- Initiate investigational product

Day 2-21
- Hypotension events
- Relative dose intensity
- Safety

Follow up Period

Day 30 and Day 90
- Adverse events
- Functional outcomes (mRS)
- Pharmacoeconomic outcomes

Primary Endpoint
Incidence of subjects with at least one episode of clinically significant hypotension

mRS: modified Rankin Scale

13

grace THERAPEUTICS

 14  STRIVE-ON Trial Data Demonstrates Key Clinical, Pharmacoeconomic, and Dosing / Administration Benefits over Current SoC, Oral Nimodipine  CLINICAL  IMPROVED 90-DAY OUTCOMES (MRS*)  +29% relative increase in patients with good recovery at 90 days vs. oral nimodipine  FEWER HYPOTENSION EVENTS  -19%   reduction from oral nimodipine  BETTER RELATIVE DOSE INTENSITY  54% vs. 8% with oral nimodipine receive >95% prescribed dose  PHARMACOECONOMIC  FEWER ICU   DAYS  -1.5 days  reduction from oral nimodipine  LESS TIME ON   VENTILATION  -5 days   reduction from oral nimodipine  REDUCED ICU   READMISSION RATES  -48%   reduction from oral nimodipine  DOSING & ADMIN.  IMPROVED PATIENT   REST  No need to disrupt patient sleep every 4 hours  EASIER   ADMINISTRATION  No feeding tube or swallowing of large pills required  LESS LABOR-INTENSIVE TREATMENT PREP  No nimodipine capsule extraction and administration (laborious for staff)  * mRS – modified Rankin Score

 15  Demographics & Baseline Characteristics  GTX-104  (N = 50)  Oral Nimodipine  (N = 52)  Age (mean)  55  56  Sex, n (%)   Female   Male  33 (66.0%)  17 (34.0%)  33 (63.5%)  19 (36.5%)  Hunt & Hess Grade, n (%)   I   II   III   IV   V  10 (20%)  15 (30%)  15 (30%)  6 (12%)  4 (8%)  8 (15%)  15 (29%)  16 (31%)  12 (23%)  1 (2%)  Demographics well-balanced, except higher proportion of most severe with worst prognosis (Grade V) in GTx-104

 16  Primary Endpoint – Clinically Significant Hypotension   ~19% relatively fewer patients with clinically significant hypotension in GTx-104  GTX-104  (N = 50)  n (%)  Oral Nimodipine  (N = 52)  n (%)  Clinically Significant Hypotension  14 (28%)  18 (35%)  Clinically significant hypotension: decrease in systolic BP > 20 mm Hg or diastolic BP > 10 mm Hg or systolic BP <= 100 confirmed by two consecutive readings within five minutes AND requiring medical intervention.

 17  Relative Dose Intensity (RDI)   54% of patients on GTx-104 had RDI of 95% or higher versus 8% on Oral Nimodipine   GTx-104  Oral Nimodipine  RDI = (total dose administered / total amount of expected dose) * 100.

 18  Clinical Outcomes – mRS (day 90)  ~29% relative increase in patients with good recovery in GTx-104  ~29%  * 3 patients did not complete physician-conducted mRS at day-90. However, all 3 were confirmed alive at day-90  ** 6 patients did not complete physician-conducted mRS at day-90. 5 were confirmed alive at day-90, and 1 survival status was unknown

 19  Clinical Outcomes – QoL (Quality of Life; day 90)  Patient-reported health scores favor GTx-104  QoL  GTx-104  (N = 381)  Oral Nimodipine  (N = 402)  Your Health Today Score    mean (0 = being worst -> 100 = great)  75  70  Mobility, n (%)   I have no or some problems   I am confined to bed   38 (100%)  0  35 (88%)  5 (12%)  Self-Care, n (%)   I have no or some problems   I am unable to wash/dress   37 (97%)  1 (2.6%)  35 (88%)  5 (12%)  Usual Activities, n (%)    I have no or some problems   I am unable to perform   35 (92%)  3 (8%)  33 (84%)  7 (16%)  Pain/Discomfort, n (%)   I have no or moderate pain   I have extreme pain  36 (95%)  2 (5%)  38 (95%)  1 (2%)  Anxiety/Depression, n (%)   I am not or moderately    I am extremely   36 (95%)  2 (5%)  36 (90%)  3 (7%)  1 GTx-104: patient did not complete survey (4), dead (8 – all due to underlying disease, none were GTx-104 related).   2 Oral Nimodipine: patient did not complete survey (8), dead (4 – all due to underlying disease, none were Oral Nimodipine related). Oral also had 2 incomplete (pain, anxiety).

 20  Safety   Overall safety was comparable between the two groups  Summary of Adverse Events (AEs)  (entire study duration of 90 days)  GTx-104  (N = 50)  Oral Nimodipine  (N = 52)  All AEs, n (%) # of events  44 (88%) 157  43 (83%) 193  All AEs, events per n  3.6  4.5  All SAEs1, n (%) # of events  18 (36%) 34  25 (48%) 48  All SAEs, events per n  1.9  1.9   Treatment-Related SAEs, n (%) # of events2  0  2 (4%) 2   Mortality3, n (%)  8 (16%)  4 (8%)   Cause of death4 (n)   All deaths were due to severity of underlying disease  No deaths due to GTx-104  aSAH (5), ICH (1), rebleed (1), cardiac arrest (1)  No deaths due to Oral Nimodipine  aSAH (2), rebleed (1), cardiac arrest (1)  1 A few include sepsis, deep vein thrombosis, ICH, hydrocephalus, cerebral infarction, urinary tract infection, C. difficile, systemic inflammatory response, acute kidney injury, as well as death  2 Oral Nimodipine: bradycardia, vasospasm   3 Mortality rate is equivalent or lower than previous well-controlled clinical trials (Oral NIMOTOP NDA)   4 Based on investigator assessment  SAEs: Serious Adverse Events; ICH: Intracerebral Hemorrhage; DCI: Delayed Cerebral Hemorrhage

 21  ICU Length of Stay (los), Mechanical Ventilator & Readmissions  1.5 fewer ICU days, 5 fewer ventilator days, and 48% relatively fewer ICU readmissions in GTx-104  GTx-104  (N = 50)  Oral Nimodipine  (N = 52)  ICU los, days    Mean (SD)   16.4 (6.7)  17.9 (10.4)  Mechanical Ventilation days   Mean (SD)  5.6 (5.7)  10.6 (13.9)  Hospital Readmissions*   One readmission, n (%)   Two readmissions, n (%)    Three readmissions, n (%)   6 (12%)  0  0  7 (14%)  0  1 (2%)  ICU Readmissions   One readmission, n (%)   Two readmissions, n (%)  2 (4%)  0  3 (6%)  1 (2%)  * Hospital Readmissions includes ICU readmissions. Readmissions were due to sequelae of aSAH e.g., UTI (urinary tract infection), DVT (deep vein thrombosis), Pneumonia, Seizures, Hydrocephalus, Cranioplasty.  SD: standard deviation

 22  Pharmacoeconomics  Major patient resource utilization drivers in aSAH favor GTx-104  GTx-104  (N = 50)  n*  Oral Nimodipine  (N = 52)  n*  Day 1  Day 14  % change  Day 1  Day 14  % change  Mechanical Ventilation   14  1  -93%  12  7  -42%  External Ventricular Drain  32  10  -69%  35  17  -51%  Deep Sedation  5  1  -80%  8  5  -38%  Comatose  4  0  -100%  5  2  -60%  * Excludes patients that died before Day 14 for this analysis.

 Commercial Preparation

aSAH Market Opportunity

Addressable Patients

- **Literature,** typically limited to basal cistern aSAH (~80% of aSAH), suggests **~42.5K U.S. hospital-treated patients**
- **Claims analysis** suggests incidence of hospital-treated aSAH may be **as high as ~70K**

Most Critical Unmet Needs

- **~45%** of treated patients are **unconscious or dysphagic (nasogastric tube)**
- **>25%** of treated patients have **poor dose compliance / blood pressure control**

70% of aSAH Cases Result in Death or Permanent Disability

- **~50% of patients** who survive the initial month **remain permanently dependent** on a caregiver **to maintain daily living**
- **Hospitalization charges** can be up to **~$530k** for an aSAH patient
- aSAH is among the **most highly reimbursed Diagnosis-Related Groups (DRGs)** in neuro ICU

Sources: ClearView Analysis (2025). Forian Claims Data. Becske T. (2018). Steven (2020). Hoh (2023). Etminan. JAMA Neurol. 2019; Fegin. The Lancet Neurology. 2009; Labovitz. Neuroepidemiology. 2006; Shea. Neurosurgery. 2007, Linn. Stroke. 1996; Anderson. Stroke. 2000; Daniere. J de Radiologie Diagnostique. 2015; Ingall. Stroke. 1989; Giordan et al. J Neurosurg. 2021; Rinkel et al. Lancet Neurol. 2011; Intl Study of Unruptured Intracranial Aneurysms Investigators. NEJM. 1998.

24

grace THERAPEUTICS

GTx-104 is seen as valuable for its improved tolerability, cost savings, and easy IV use – with broad formulary inclusion by P&T committee

Primary Market Research Insights (2Q 2025)

EFFICACY

Respondents emphasized that the reduction in hypotension with GTx-104 is meaningful, as it allows more patients to remain on therapy and **avoid dose-limiting side effects**

*"… The pro of Product X is certainly the efficacy endpoint. The fact that there is a **reduction in hypotensive events**. That is a pretty significant, 19% reduction …"*

- Neurointensivist, Stanford University

*"… The reduction in hypotensive events is meaningful. I could use it **for patients who can not take nimodipine due to hypotensive episodes** …"*

- Neurointensivist, Mount Sinai

*"… I would prefer to **use Product X in every patient** because one of the biggest reasons to not continue nimodipine is because of hypotension …"*

- Neurointensivist, Atlantic Health System

PHARMACOECONOMIC

HCPs highlighted that even **modest reductions** in ICU or ventilator time can have a significant impact on hospital costs, suggesting GTx-104's potential to deliver **value beyond drug price**—particularly given the high-cost aSAH care settings

*"… From an economic standpoint, fewer days in the ICU or on a ventilator certainly could justify the cost of the drug. **Even a reduction of a single day is relevant**. When it gets to be 2 or 3 days, then it's very impressive …"*

- Neurosurgeon, USC

*"… A reduction in ventilator days is great for the patient in reducing their risk of infections and **benefitting their financial bottom line**. It's also good for hospital costs …"*

- Critical Care Specialist, Intermountain Health

*"… Most hospitals are over capacity right now. Any reduction in ICU or ventilator days typically translates to shorter hospital days, which will **benefit hospitals overall in terms of costs and resources** …"*

- Neurointensivist, Boston Medical Center

ROA (route of admin)

GTx-104's **immediate usability** without NG tube placement was seen as an advantage, **enabling earlier intervention**, especially in unstable or intubated patients where time sensitive dosing is key

*"… **I definitely prefer IVs for critically ill patients than oral**. You don't have to worry about placing down an NG tube …"*

- Neurosurgeon, Westchester Medical Center

"… Blood levels are more consistent from one dose to the other, which makes a whole lot of sense since it's IV. It's mostly maintaining a therapeutic level and being at the peak of concentration that is a major advantage of IV …"

- Neurosurgeon, UCSF

*"… IV would be great because then **you don't have the NG tube anymore** or you don't need to rush for the NG tube because it's such a pain every time …"*

- Neurosurgeon, UCSF

Sources: Third party conducted interviews, research, and analysis

25

grace THERAPEUTICS

Concentration of aSAH Care – Efficient Commercialization



Concentration of aSAH Patients
Analysis includes n = 3,227 institutions where at least one aneurysmal SAH patient is treated
100%
80%
60%
40%
20%
0%
% of Patients
0%
20%
40%
60%
80%
100%
% of Institutions
~80% of aSAH patients spread across 880 centers
~15 rep sales force to reach ~50% of aSAH patients, concentrated in 242 centers

aSAH-Treating Institutions Concentration

% aSAH Patients	% of Institutions	# of Institutions	Est. Sales Reps[1]
40%	~4%	146	~10
50%	~7%	242	~15
60%	~11%	380	~25



Patient Volume

[1] Assumes each sales rep manages ~15 accounts.

Sources: ClearView Analysis (2025). Forian Claims Data.

26

 Intellectual Property Portfolio  27  Multi-layered intellectual property protection strategy  GTx-104 received orphan drug status designation from the FDA  Potential 7 years of marketing exclusivity in US upon NDA approval   US and international patent estate  Consists primarily of formulation and method-of-use patents to extend exclusivity beyond what is granted through the orphan drug designation.   Multiple patents granted worldwide, including five patents in the US  Long patent shelf-life   First patent expiry 2037  Newest patent expiry 2043  Continue building our patent portfolio by filing for patent protection on new developments

 Capitalization   Grace Therapeutics, Inc. (GRCE) Cap Table (as of December 31, 2025)  Cash & Cash Equivalents Balance  USD $18.7 M   Outstanding Common Stock  15,474,026  Debt  NONE  Stock options granted and outstanding  1,305,453  Total Fully Diluted Shares Outstanding1  22,993,731  28  1 Includes Pre-Funded Warrants, Common Warrants, Outstanding Stock Options  2 Represents warrants exercisable for 4,418,292 shares of common stock (or pre-funded warrants in lieu thereof) issued on February 11, 2025, with an aggregate exercise price of approximately $15.0 million. The warrants are immediately exercisable at an exercise price of $3.395 per share and will expire on the earlier of (i) the 60th day after the date the FDA approves the New Drug Application for GTx-104 and (ii) September 25, 2028.  Potential Gross Proceeds from Exercise of Outstanding Warrants  Feb-25 Private Placement2: Potential Warrant Exercise Gross Proceeds  $15.0 M

 Experienced Leadership Team  29  Carrie D'Andrea  VP Clinical Operations  Loch Macdonald, MD, PhD  Chief Medical Officer  Prashant Kohli  Chief Executive Officer  Amresh Kumar, PhD  VP Program Management  Robert J. DelAversano  Principal Financial Officer and Principal Accounting Officer  Alejandro A. Rabinstein, MD  Alex Choi, MD  Andrew Ducruet, MD  Sherry H-Y Chou, MD  W. Taylor Kimberly, MD, PhD  Management Team  Scientific Advisory Board  Deep aSAH Expertise in Research, Commercial, Drug & AHA Care Guidelines Development

 Appendix (Deprioritized Programs)

GTx-102 Program Overview & Regulatory Update

Ataxia-Telangiectasia

- Complex genetic neurodegenerative disorder diagnosed during infancy
- Inherited as an autosomal recessive trait, often affects more than one child in a family
- Average lifespan ~25 years
- Potential addressable market ~$150 million

Unmet Need (No drugs approved)

- Treatment primarily directed toward control of symptoms
- Limited to speech, occupational and physical therapy
- Less than 20% of patients on any type of drug therapy for A-T symptoms


Telangiectasia
Neurodegeneration
Immune defects
Cancer
Radiosensitivity
Sterility

GTx-102

- Novel oral spray formulation of betamethasone intended to improve neurological symptoms of A-T patients
- Proof of concept supported by well-controlled Phase 1 trial with A-T patients
- PK bridging study topline results announced on 12/18/22 met all outcome measures

Regulatory

- FDA's written responses to EoP1 provides feedback on design of a single pivotal efficacy trial to support NDA
- Guidance includes primary endpoint scale and appropriate confirmatory evidence
- Plan to discuss with SAB potential trial design

Sources: Fletcher Spaght market research; National Organization for Rare Disorders (NORD); Lefton-Greif (2000); U.S. National Cancer Institute, A-T (2015).

31

grace THERAPEUTICS

GTx-101 Program Overview

Postherpetic Neuralgia (rare disease)

- Caused by nerve damage from the herpes zoster virus which causes shingles
- Burning, painful, itchy, loss of feeling, sensitivity to touch or temperature, feeling worn out
- Symptoms can last for several years or may be permanent

Unmet Need

- Oral therapies (gabapentin, anticonvulsants, opioids) can have side effects and insufficient to manage pain in many cases
- Can be prone to abuse
- Lidocaine patches are hard to place, can cause skin irritation, are 12-hour on / off
- ~40% experience insufficient pain relief



Chickenpox
Areas most likely to be affected
Eyes
Neck
Chest
Abdomen
The skin blisters dry out and develop a crust
Postherpetic Neuralgia
Dormant varicella zoster virus
After chickenpox resolves, the virus remains inactive in the dorsal root ganglion
Red fluid-filled sacs ("blisters")
Epidermis
Nerve
Dermis
The dormant virus becomes active and travels along the nerve, causing blisters on the skin

GTx-101

- Non-narcotic, topical, bio-adhesive, transparent film-forming bupivacaine spray
- Biphasic drug release expected to provide immediate and continuous relief
- Potential Addressable market ~$200m (PHN) to ~$2.5b (lidocaine patch replacement)

Regulatory

- Completed Phase 1 (single dose) in 2022
- Met all primary outcome measures
- Clinical roadmap includes Phase 1 (multiple ascending dose) and Phase 2 (POC)

PHN: Postherpetic Neuralgia
Sources: Fletcher Spaght, Inc. analysis (2022); CDC MMWR June 6, 2008. UK and several US states have reclassified gabapentin as a scheduled drug

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